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                                                                   EXHIBIT 10.21

                             MASTER LEASE AGREEMENT


Lessor:     TRANSAMERICA BUSINESS CREDIT CORPORATION
            RIVERWAY II
            WEST OFFICE TOWER
            9399 WEST HIGGINS ROAD
            ROSEMONT, ILLINOIS  60018


Lessee:     ABGENIX, INC.
            324 LAKESIDE DRIVE
            FOSTER CITY, CALIFORNIA  94404


The lessor pursuant to this Master Lease Agreement ("Agreement") dated as of March 27, 1997, is Transamerica Business Credit Corporation ("Lessor"). All equipment, together with all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements and replacements thereof or thereto, which are the subject of a Lease (as defined in the next sentence) shall be referred to as "Equipment." Simultaneous with the execution and delivery of this Agreement, the parties are entering into one or more Lease Schedules (each, a "Schedule") which refer to and incorporate by reference this Agreement, each of which constitutes a lease (each, a "Lease") for the Equipment specified therein. Additional details pertaining to each Lease are specified in the applicable Schedule. Each Schedule that the parties hereafter enter into shall constitute a Lease. Lessor has no obligation to enter into any additional leases with, or extend any future financing to, Lessee.

     1. LEASE. Subject to and upon all of the terms and conditions of this Agreement and each Schedule, Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor the Equipment for the Term (as defined in Paragraph 2 below) thereof.

     2. TERM. Each Lease shall be effective and the term of each Lease ("Term") shall commence on the commencement date specified in the applicable Schedule and, unless sooner terminated (as hereinafter provided), shall expire at the end of the term specified in such Schedule; provided, however, that obligations due to be performed by Lessee during the Term shall continue until they have been performed in full. Schedules will only be executed after the delivery of the Equipment to Lessee or upon completion of deliveries of items of such Equipment with aggregate cost of not less than $50,000.

     3. RENT. Lessee shall pay as rent to Lessor, for use of the Equipment during the Term or Renewal Term (as defined in Paragraph 8), rental payments equal to the sum of all rental payments including, without limitation, security deposits, advance rents and interim rents payable in the amounts and on the dates specified in the applicable Schedule ("Rent"). If any Rent or other amount payable by Lessee is not paid within five days after the day on which it becomes payable, Lessee will pay on demand, as a late charge, an amount equal to 5% of such unpaid Rent or other amount but only to the extent permitted by applicable law. All payments provided for herein shall be payable to Lessor at its address specified above, or at any other place designated by Lessor.

     4. LEASE NOT CANCELABLE; LESSEE'S OBLIGATIONS ABSOLUTE. No Lease may be canceled or terminated except as expressly provided herein. Lessee's obligation to pay all Rent due or to become due hereunder shall be absolute and unconditional and shall not be subject to any delay, reduction, set-off, defense, counterclaim or recoupment for any reason whatsoever, including any failure of the Equipment or any representations by the manufacturer or the vendor thereof. If the Equipment is unsatisfactory for any reason, Lessee




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shall make any claim solely against the manufacturer or the vendor thereof and shall, nevertheless, pay Lessor all Rent payable hereunder.

     5. SELECTION AND USE OF EQUIPMENT. Lessee agrees that it shall be responsible for the selection, use of, and results obtained from, the Equipment and any other associated equipment or services.

     6. WARRANTIES. LESSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT OR ITS MERCHANTABILITY, SUITABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE, AND HEREBY DISCLAIMS ANY SUCH WARRANTY. LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE A CLAIM AGAINST LESSOR FOR BREACH OF ANY WARRANTY WHATSOEVER. LESSEE LEASES THE EQUIPMENT "AS IS." IN NO EVENT SHALL LESSOR HAVE ANY LIABILITY FOR, NOR SHALL LESSEE HAVE ANY REMEDY AGAINST LESSOR FOR, ANY LIABILITY, CLAIM, LOSS, DAMAGE OR EXPENSE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR ANY DEFICIENCY OR DEFECT THEREOF OR THE OPERATION, MAINTENANCE OR REPAIR THEREOF OR ANY CONSEQUENTIAL DAMAGES AS THAT TERM IS USED IN SECTION 2-719(3) OF THE MODEL UNIFORM COMMERCIAL CODE, AS AMENDED FROM TIME TO TIME ("UCC"). Lessor grants to Lessee, for the sole purpose of prosecuting a claim, the benefits of any and all warranties made available by the manufacturer or the vendor of the Equipment to the extent assignable.

     7. DELIVERY. Lessor hereby appoints Lessee as Lessor's agent for the sole and limited purpose of accepting delivery of the Equipment from each vendor thereof. Lessee shall pay any and all delivery and installation charges. Lessor shall not be liable to Lessee for any delay in, or failure of, delivery of the Equipment.

     8. RENEWAL. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, each Lease may be renewed for a term of twelve months (the "Renewal Term"), on the terms and conditions of this Agreement or as set forth in the applicable Schedule, by Lessee giving Lessor not less than 45 days prior written notice of Lessee's intent to renew such Lease; provided, however, that Obligations due to be performed by the Lessee during the Renewal Term shall continue until they have been performed in full. The monthly rental payments for the Renewal Term shall be equal to 1.0% of the equipment cost plus any monthly sales or use tax. Any notice given under this Paragraph 8 by Lessee shall be irrevocable.

     9. PURCHASE OPTION. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, if Lessee shall not have exercised its renewal option under Paragraph 8 hereof, Lessee shall purchase all, but not less than all, the Equipment covered by the applicable Lease on the date specified therefor in the applicable Schedule ("Purchase Date"). The purchase price for such Equipment shall be its fair market value on an "In-place, In-use" basis, as mutually agreed by Lessor and Lessee, or, if they cannot agree, as determined by an independent appraiser selected by Lessor and approved by Lessee, which approval will not be unreasonably delayed or withheld, or as otherwise determined in the manner specified in the applicable Schedule. Lessee shall pay the cost of any such appraisal. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, Lessee may, upon written notice to Lessor received at least one hundred eighty days prior to the expiration of the Renewal Term, purchase all, but not less than all, the Equipment covered by the applicable Schedule by the last date of the Renewal Term (the "Alternative Purchase Date") at a purchase price equal to its then fair market value on an "In-place, In-use" basis. On the Purchase Date or the Alternative Purchase Date, as the case may be, for any Equipment, Lessee shall pay to Lessor the purchase price, together with all sales and other taxes applicable to the transfer of the Equipment and any other amount payable and arising hereunder, in immediately available funds, whereupon Lessor shall transfer to Lessee, without recourse or warranty of any kind, express or implied, all of Lessor's right, title and interest in and to such Equipment on an "As Is, Where Is" basis.




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     10. OWNERSHIP; INSPECTION; MARKING; FINANCING STATEMENTS. Lessee shall affix to the Equipment any labels supplied by Lessor indicating ownership of such Equipment. The Equipment is and shall be the sole property of Lessor. Lessee shall have no right, title or interest therein, except as lessee under a Lease. The Equipment is and shall at all times be and remain personal property and shall not become a fixture. Lessee shall obtain and record such instruments and take such steps as may be necessary to prevent any person from acquiring any rights in the Equipment by reason of the Equipment being claimed or deemed to be real property. Upon request by Lessor, Lessee shall obtain and deliver to Lessor valid and effective waivers, in recordable form, by the owners, landlords and mortgagees of the real property upon which the Equipment is located or certificates of Lessee that it is the owner of such real property or that such real property is neither leased nor mortgaged. Lessee shall make the Equipment and its maintenance records available for inspection by Lessor at reasonable times and upon reasonable notice. Lessee shall execute and deliver to Lessor for filing any UCC financing statements or similar documents Lessor may reasonably request.

     11. EQUIPMENT USE. Lessee agrees that the Equipment will be operated by competent, qualified personnel in connection with Lessee's business for the purpose for which the Equipment was designed and in accordance with applicable operating instructions, laws and government regulations, and that Lessee shall use all reasonable precautions to prevent loss or damage to the Equipment from fire and other hazards. Lessee shall procure and maintain in effect all orders, licenses, certificates, permits, approvals and consents required by federal, state or local laws or by any governmental body, agency or authority in connection with the delivery, installation, use and operation of the Equipment.

     12. MAINTENANCE. Lessee, at its sole cost and expense, shall keep the Equipment in a suitable environment as specified by the manufacturer's guidelines or the equivalent and meet all recertification requirements, and shall maintain the Equipment in its original condition and working order, ordinary wear and tear excepted. At the reasonable request of Lessor, Lessee shall furnish all proof of maintenance.

     13. ALTERATION; MODIFICATIONS; PARTS. Lessee may alter or modify the Equipment only with the prior written consent of Lessor. Any alteration shall be removed and the Equipment restored to its normal, unaltered condition at Lessee's expense (without damaging the Equipment's originally intended function or its value) prior to its return to Lessor. Any part installed in connection with warranty or maintenance service or which cannot be removed in accordance with the preceding sentence shall be the property of Lessor.

     14. RETURN OF EQUIPMENT. Except for Equipment that has suffered a Casualty Loss (as defined in Paragraph 15 below) and is not required to be repaired pursuant to Paragraph 15 below or Equipment purchased by Lessee pursuant to Paragraph 9 above, upon expiration or termination of the Term or the Renewal Term of a Lease, or upon demand by Lessor pursuant to Paragraph 22 below, Lessee shall contact Lessor for shipping instructions and, at Lessee's own risk, immediately return the Equipment, freight prepaid, to a location in the continental United States specified by Lessor. At the time of such return to Lessor, the Equipment shall (i) be in the operating order, repair and condition as required by or specified in the original specifications and warranties of each manufacturer and vendor thereof, ordinary wear and tear excepted, and meet all recertification requirements and (ii) be capable of being promptly assembled and operated by a third party purchaser or third party lessee without further repair, replacement, alterations or improvements, and in accordance and compliance with any and all statutes, laws, ordinances, rules and regulations of any governmental authority or any political subdivision thereof applicable to the use and operation of the Equipment. Except as otherwise provided under Paragraph 9 hereof, at least one hundred eighty days before the expiration of the Renewal Term, Lessee shall give Lessor notice of its intent to return the Equipment at the end of such Renewal Term. During the one hundred eighty-day period prior to the end of a Term or the Renewal Term, Lessor and its prospective purchasers or lessees shall have, upon not less than two business days' prior notice to Lessee and during normal business hours, or at any time and without prior notice upon the occurrence and continuance of an Event of Default, the right of access to the premises on which the Equipment is located to inspect the Equipment, and Lessee shall cooperate in all other respects with Lessor's remarketing of the Equipment. The provisions of this Paragraph 14 are of the essence of the Lease, and upon application to any court of equity having jurisdiction in the premises, Lessor shall be entitled to a decree against




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Lessee requiring specific performance of the covenants of Lessee set forth in this Paragraph 14. If Lessee fails to return the Equipment when required, the terms and conditions of the Lease shall continue to be applicable and Lessee shall continue to pay Rent until the Equipment is received by Lessor.

     15. CASUALTY INSURANCE; LOSS OR DAMAGE. Lessee will maintain, at its own expense, liability and property damage insurance relating to the Equipment, insuring against such risks as are customarily insured against on the type of equipment leased hereunder by businesses in which Lessee is engaged in such amounts, in such form, and with insurers reasonably satisfactory to Lessor; provided, however, that the amount of insurance against damage or loss shall not be less than the greater of (a) the replacement value of the Equipment and (b) the stipulated loss value of the Equipment specified in the applicable Schedule ("Stipulated Loss Value"). Each liability insurance policy shall provide coverage (including, without limitation, personal injury coverage) of not less than $1,000,000 for each occurrence, and shall name Lessor as an additional insured; and each property damage policy shall name Lessor as sole loss payee and all policies shall contain a clause requiring the insurer to give Lessor at least thirty days prior written notice of any alteration in the terms or cancellation of the policy. Lessee shall furnish a copy of each insurance policy (with endorsements) or other evidence satisfactory to Lessor that the required insurance coverage is in effect; provided, however, Lessor shall have no duty to ascertain the existence of or to examine the insurance policies to advise Lessee if the insurance coverage does not comply with the requirements of this Paragraph. If Lessee fails to insure the Equipment as required, Lessor shall have the right but not the obligation to obtain such insurance, and the reasonable cost of the insurance shall be for the account of Lessee due as part of the next due Rent. Lessee consents to Lessor's release, upon its failure to obtain appropriate insurance coverage, of any and all information necessary to obtain insurance with respect to the Equipment or Lessor's interest therein.

     Until the Equipment is returned to and received by Lessor as provided in Paragraph 14 above, Lessee shall bear the entire risk of theft or destruction of, or damage to, the Equipment including, without limitation, any condemnation, seizure or requisition of title or use ("Casualty Loss"). No Casualty Loss shall relieve Lessee from its obligations to pay Rent except as provided in clause (b) below. When any Casualty Loss occurs, Lessee shall promptly notify Lessor and, at the option of Lessor, shall promptly (a) place such Equipment in good repair and working order; or (b) pay Lessor an amount equal to the Stipulated Loss Value of such Equipment and all other amounts (excluding Rent) payable by Lessee hereunder, together with a late charge on such amounts at a rate per annum equal to the rate imputed in the Rent payments hereunder (as reasonably determined by Lessor) from the date of the Casualty Loss through the date of payment of such amounts, whereupon Lessor shall transfer to Lessee, without recourse or warranty (express or implied), all of Lessor's interest, if any, in and to such Equipment on an "AS IS, WHERE IS" basis. The proceeds of any insurance payable with respect to the Equipment shall be applied, at the option of Lessor, either towards (i) repair of the Equipment or (ii) payment of any of Lessee's obligations hereunder. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts issued with respect to any Casualty Loss under any insurance policy relating to the Equipment.

     16. TAXES. Lessee shall pay when due, and indemnify and hold Lessor harmless from, all sales, use, excise and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts, duties, charges or withholdings of any nature), and any fines, penalties or interest thereon, imposed or levied by any governmental body, agency or tax authority upon or in connection with the Equipment, its purchase, ownership, delivery, leasing, possession, use or relocation of the Equipment or otherwise in connection with the transactions contemplated by each Lease or the Rent thereunder, excluding taxes on or measured by the net income of Lessor. Lessee retains the option to diligently contest, in good faith, taxes levied, provided that Lessee provides prior written notice to Lessor and with respect to which adequate reserves are maintained in accordance with General Accepted Accounting Principles. Upon request, Lessee will provide proof of payment. Unless Lessor elects otherwise, Lessor will pay all property taxes on the Equipment for which Lessee shall reimburse Lessor promptly upon request. Lessee shall timely prepare and file all reports and returns which are required to be made with respect to any obligation of Lessee under this Paragraph 16. Lessee shall, to the extent permitted by law, cause




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all billings of such fees, taxes, levies, imposts, duties, withholdings and governmental charges to be made to Lessor in care of Lessee. Upon request, Lessee will provide Lessor with copies of all such billings.

     17. LESSOR'S PAYMENT. If Lessee fails to perform its obligations under Paragraph 15 or 16 above, or Paragraph 23 below, Lessor shall have the right to substitute performance, in which case, Lessee shall immediately reimburse Lessor therefor.

     18. GENERAL INDEMNITY. Each Lease is a net lease. Therefore, Lessee shall indemnify Lessor and its successors and assigns against, and hold Lessor and its successors and assigns harmless from, any and all claims, actions, damages, obligations, liabilities and all costs and expenses, including, without limitation, legal fees, incurred by Lessor or its successors and assigns arising out of each Lease including, without limitation, the purchase, ownership, delivery, lease, possession, maintenance, condition, use or return of the Equipment, or arising by operation of law, except that Lessee shall not be liable for any claims, actions, damages, obligations and costs and expenses determined by a non-appealable, final order of a court of competent jurisdiction to have occurred as a result of the gross negligence or willful misconduct of Lessor or its successors and assigns. Lessee agrees that upon written notice by Lessor of the assertion of any claim, action, damage, obligation, liability or lien, Lessee shall assume full responsibility for the defense thereof, provided that Lessor's failure to give such notice shall not limit or otherwise affect its rights hereunder. Any payment pursuant to this Paragraph (except for any payment of Rent) shall be of such amount as shall be necessary so that, after payment of any taxes required to be paid thereon by Lessor, including taxes on or measured by the net income of Lessor, the balance will equal the amount due hereunder. The provisions of this Paragraph with regard to matters arising during a Lease shall survive the expiration or termination of such Lease.

     19. ASSIGNMENT BY LESSEE. Lessee shall not, without the prior written consent of Lessor, (a) assign, transfer, pledge or otherwise dispose of any Lease or Equipment, or any interest therein; (b) sublease or lend any Equipment or permit it to be used by anyone other than Lessee and its employees; or (c) move any Equipment from the location specified for it in the applicable Schedule, except that Lessee may move Equipment to another location within the United States provided that Lessee has delivered to Lessor (A) prior written notice thereof and (B) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to Lessor) necessary or, in the opinion of the Lessor, desirable to protect Lessor's interest in such Equipment. Notwithstanding anything to the contrary in the immediately preceding sentence, Lessee may keep any Equipment consisting of motor vehicles or rolling stock at any location in the United States.

     20. ASSIGNMENT BY LESSOR. Lessor may assign its interest or grant a security interest in any Lease and the Equipment individually or together, in whole or in part. If Lessee is given written notice of any such assignment, it shall immediately make all payments of Rent and other amounts hereunder directly to such assignee. Each such assignee shall have all of the rights of Lessor under each Lease assigned to it. Lessee shall not assert against any such assignee any set-off, defense or counterclaim that Lessee may have against Lessor or any other person. Except that any modifications to provisions within the Agreement, requested by the Assignee, must be coordinated and communicated to Lessee by Lessor.

     21. DEFAULT; NO WAIVER. Lessee or any guarantor of any or all of the obligations of Lessee hereunder (together with Lessee, the "Lease Parties") shall be in default under each Lease upon the occurrence of any of the following events (each, an "Event of Default"): (a) Lessee fails to pay within ten days of when due any amount required to be paid by Lessee under or in connection with any Lease; (b) any of the Lease Parties fails to perform or observe (i) any of the terms, covenants or agreement contained in Paragraph 14, 15 and 19 hereof or
(ii) any other term, covenant or agreement under or in connection with a Lease (other than the other Events of Default specified in this Paragraph 21) and such failure remains unremedied for fifteen days from the later of (A) the date on which such Lease Party has given Lessor written notice of such failure and (B) the date on which such Lease Party knew or should have known of such failure;
(c) any representation made or financial information delivered or furnished by any of the Lease Parties under or in connection with a Lease shall prove to have been inaccurate in any material respect when made; (d) any of the Lease Parties makes an assignment for the benefit of creditors, whether voluntary or involuntary, or consents to the appointment of a trustee or receiver, or if either shall




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be appointed for any of the Lease Parties or for a substantial part of its property without its consent and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for forty-five days following the commencement thereof; (e) any petition or proceeding is filed by or against any of the Lease Parties under any Federal or State bankruptcy or insolvency code or similar law and, in the case of any such involuntary petition or proceeding, such petition or proceeding remains undismissed or unstayed for forty-five days following the filing or commencement thereof, or any of the Lease Parties takes any action authorizing any such petition or proceeding; (f) any of the Lease Parties fails to pay when due any indebtedness for borrowed money or under conditional sales or installment sales contracts or similar agreements, leases or obligations evidenced by bonds, debentures, notes or other similar agreements or instruments to any creditor (including Lessor under any other agreement) after any and all applicable cure periods therefor shall have elapsed or there shall exist at any time an Event of Default or other event which, with the giving of notice or passage of time (or both), would constitute an Event of Default under the Master Lease Agreement dated as of even date herewith between Transamerica Business Credit Corporation, as lessor, and Cell Genesys, Inc. as lessee; (g) any judgment shall be rendered against any of the Lease Parties which shall remain unpaid or unstayed for a period of sixty days;
(h) any of the Lease Parties shall dissolve, liquidate, wind up or cease its business, sell or otherwise dispose of all or substantially all of its assets or make any material change in its lines of business; (i) any of the Lease Parties shall amend or modify its name, unless such Lease Party delivers to Lessor prior to any such proposed amendment or modification written notice of such amendment or modification and within thirty days after such amendment or modification delivers executed financing statements (in form and substance satisfactory to the Lessor); (j) any of the Lease Parties shall merge or consolidate with any other entity or make any material change in its capital structure, in each case without Lessor's prior written consent, which shall not be unreasonably withheld; (k) any of the Lease Parties shall suffer any loss or suspension of any material license, permit or other right or asset or otherwise suffer a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise), fail generally to pay its debts as they mature, or call a meeting for purposes of compromising its debts; (l) any of the Lease Parties shall deny or disaffirm its obligations hereunder or under any of the documents delivered in connection herewith; (m) there is a change in more than 50% of the ownership of any equity interests of any of the Lease Parties on the date hereof, except where Cell Genesys, Inc. owns more than 25% and no other single or beneficial party owns more than 50% equity interest, or more than 50% of such interest becomes subject to any contractual, judicial or statutory lien, charge, security interest or encumbrance; or (n) there shall occur an Event of Default as defined in the Master Lease Agreement dated as of March 27, 1997, between Lessor and Cell Genesys, Inc.

     22. REMEDIES. Upon the occurrence and continuation of an Event of Default, Lessor shall have the right, in its sole discretion, to exercise any one or more of the following remedies: (a) terminate each Lease; (b) declare any and all Rent and other amounts then due and any and all Rent and other amounts to become due under each Lease (collectively, the "Lease Obligations") immediately due and payable; (c) take possession of any or all items of Equipment, wherever located, without demand, notice, court order or other process of law, and without liability for entry to Lessee's premises, for damage to Lessee's property or otherwise; (d) demand that Lessee immediately return any or all Equipment to Lessor in accordance with Paragraph 14 above, and, for each day that Lessee shall fail to return any item of Equipment, Lessor may demand an amount equal to the Rent payable for such Equipment in accordance with Paragraph 14 above; (e) lease, sell or otherwise dispose of the Equipment in a commercially reasonable manner, with or without notice and on public or private bid; (f) recover the following amounts from the Lessee (as damages, including reimbursement of reasonable costs and expenses, liquidated for all purposes and not as a penalty): (i) all reasonable costs and expenses of Lessor reimbursable to it hereunder, including, without limitation, expenses of disposition of the Equipment, legal fees and all other amounts specified in Paragraph 23 below;
(ii) an amount equal to the sum of (A) any accrued and unpaid Rent through the later of (1) the date of the applicable default or (2) the date that Lessor has obtained possession of the Equipment or such other date as Lessee has made an effective tender of possession of the Equipment to Lessor (the "Default Date") and (B) if Lessor resells or re-lets the Equipment, Rent at the periodic rate provided for in each Lease for the additional period




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that it takes Lessor to resell or re-let all of the Equipment; (iii) the present value of all future Rent reserved in the Leases and contracted to be paid over the unexpired Term of the Leases discounted at five percent simple interest per annum; (iv) the reversionary value of the Equipment as of the expiration of the Term of the applicable Lease as set forth on the applicable Schedule; and (v) any indebtedness for Lessee's indemnity under Paragraph 18 above, plus a late charge at the rate specified in Paragraph 3 above, less the amount received by Lessor, if any, upon sale or re-let of the Equipment; and (g) exercise any other right or remedy to recover damages or enforce the terms of the Leases. Upon the occurrence and continuance of an Event of Default or an event which with the giving of notice or the passage of time, or both, would result in an Event of Default, Lessor shall have the right, whether or not Lessor has made any demand or the obligations of Lessee hereunder have matured, to appropriate and apply to the payment of the obligations of Lessee hereunder all security deposits and other deposits (general or special, time or demand, provisional or final) now or hereafter held by and other indebtedness or property now or hereafter owing by Lessor to Lessee. Lessor may pursue any other rights or remedies available at law or in equity, including, without limitation, rights or remedies seeking damages, specific performance and injunctive relief. Any failure of Lessor to require strict performance by Lessee, or any waiver by Lessor of any provision hereunder or under any Schedule, shall not be construed as a consent or waiver of any other breach of the same or of any other provision. Any amendment or waiver of any provision hereof or under any Schedule or consent to any departure by Lessee herefrom or therefrom shall be in writing and signed by Lessor.

     No right or remedy is exclusive of any other provided herein or permitted by law or equity. All such rights and remedies shall be cumulative and may be enforced concurrently or individually from time to time.

     23. LESSOR'S EXPENSE. Lessee shall pay Lessor, on demand, all of Lessor's reasonable expenses (including legal fees and expenses) incurred in connection with the preparation, execution and delivery of this Agreement and any other agreement and transaction contemplated hereby and all costs and expenses in protecting and enforcing Lessor's rights and interests in each Lease and the Equipment, including, without limitation, legal, collection and remarketing fees and expenses incurred by Lessor in enforcing the terms, conditions or provisions of each Lease or, upon the occurrence and continuation of an Event of Default.

     24. LESSEE'S WAIVERS. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a lessee by Sections 2A-508 through 2A-522 of the UCC. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Paragraph 22 above or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 22. Any action by Lessee against Lessor for any default by Lessor under any Lease shall be commenced within one year after any such cause of action accrues.

     25. NOTICES; ADMINISTRATION. Except as otherwise provided herein, all notices, approvals, consents, correspondence or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery or certified or registered mail, postage prepaid, if to Lessor, then to Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention: Assistant Vice President, Lease Administration, with a copy to Lessor at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department, if to Lessee, then to Abgenix, Inc., 324 Lakeside Drive, Foster City, California 94404, Attention: Manger, Finance and Treasury or such other address as shall be designated by Lessee or Lessor to the other party. All such notices and correspondence shall be effective when received.

     26. REPRESENTATIONS. Lessee represents and warrants to Lessor that (a) Lessee is duly organized, validly existing and in good standing under the laws of the State of its incorporation; (b) the execution, delivery and performance by Lessee of this Agreement are within Lessee's powers, have been duly authorized by all necessary action, and do not contravene (i) Lessee's organizational documents or (ii) any law or contractual restriction binding on or affecting Lessee; (c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Lessee of this Agreement; (d) each Lease constitutes the legal, valid and binding obligations of

Lessee enforceable against Lessee in accordance with its terms; (e) the equipment cost of each item of Equipment does not exceed the fair and usual price for such type of equipment purchased in like quantity and reflects all discounts, rebates, and allowances for the Equipment given to the Lessee by the manufacturer, supplier or any other person including, without limitation, discounts for advertising, prompt payment, testing or other services; and (f) all information supplied by Lessee to Lessor in connection herewith is correct and does not omit any material statement necessary to insure that the information supplied is not misleading.

     27. FURTHER ASSURANCES. (a) Contemporaneously with or prior to the execution of this Agreement, Lessee shall deliver or cause to be delivered a continuing, absolute and unconditional guaranty, in form and substance satisfactorily to Lessor, made by Cell Genesys, Inc. (the "Guarantor") in favor of Lessor (the "Guaranty"). (b) If, at any time during the Term of any Lease, Lessor releases the Guarantor of its obligations under the Guaranty and Lessee thereafter fails to maintain a Cash Position Ratio (as defined in Paragraph 27(c) below) of at least 2.0:1.0., Lessee shall within thirty days of such failure, and without necessity of a demand or declaration from Lessor, secure an irrevocable standby letter of credit issued by a financial institution acceptable to Lessor, naming Lessor as beneficiary, on terms and conditions acceptable to Lessor, in an amount equal to 100% of the remaining Rent and any Additional Rent (discounted at five percent simple interest) owed to Lessor. All fees and expenses charged with respect to the letter of credit as set forth in the applicable agreement and all fees and expenses, including, without limitation, attorney's fees, incurred by Lessor in connection with such letter of credit shall be paid by Lessee. (c) So long as the Guaranty or an irrevocable standby letter of credit is not in effect, Lessee shall maintain a Cash Position Ratio of not less than 2.0:1.0. "Cash Position Ratio" shall mean, as of the date of such calculation, the ratio of (i) Lessee's verifiable aggregate liquid assets consisting of cash, cash equivalents or investment grade securities which are fee and clear of any interests, claims or liens (including, without limitation, restrictions imposed pursuant to financial covenants) in favor of any person or entity to (ii) the balance of all remaining Rent and any Additional Rent (discounted at five percent interest) owed to Lessor. Lessee, upon the request of Lessor, will execute, acknowledge, record or file, as the case may be, such further documents and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement. Lessee hereby appoints Lessor as its attorney-in-fact to execute on behalf of Lessee and authorizes Lessor to file without Lessee's signature any UCC financing statements and amendments Lessor deems advisable.

     28. FINANCIAL STATEMENTS. Lessee shall deliver to Lessor: (a) as soon as available, but not later than 120 days after the end of each fiscal year of Lessee and its consolidated subsidiaries, the consolidated balance sheet, income statement and statements of cash flows and shareholders equity for Lessee and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and (b) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of Lessee and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of Lessee that such Financial Statements have been prepared in accordance with generally accepted accounting principles and are fairly stated in all material respects (subject to normal year-end audit adjustments).

     29. CONSENT TO JURISDICTION. Lessee irrevocably submits to the jurisdiction of any Illinois state or federal court sitting in Illinois for any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and Lessee irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois state or federal court.

     30. WAIVER OF JURY TRIAL. LESSEE AND LESSOR IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     31. FINANCE LEASE. Lessee and Lessor agree that each Lease is a "Finance Lease" as defined by Section 2A-103(g) of the UCC. Lessee acknowledges that Lessee has reviewed and approved each written Supply Contract (as defined by UCC 2A-103(y)) covering Equipment purchased from each "Supplier" (as defined by UCC 2A-103(x)) thereof.

     32. NO AGENCY. Lessee acknowledges and agrees that neither the manufacturer or supplier, nor any salesman, representative or other agent of the manufacturer or supplier, is an agent of Lessor. No salesman, representative or agent of the manufacturer or supplier is authorized to waive or alter any term or condition of this Agreement or any Schedule and no representation as to the Equipment or any other matter by the manufacturer or supplier shall in any way affect Lessee's duty to pay Rent and perform its other obligations as set forth in this Agreement or any Schedule.

     33. GOVERNING LAW; SEVERABILITY. EACH LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS. IF ANY PROVISION SHALL BE HELD TO BE INVALID OR UNENFORCEABLE, THE VALIDITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED.

     LESSEE ACKNOWLEDGES THAT LESSEE HAS READ THIS AGREEMENT AND THE SCHEDULE HERETO, UNDERSTANDS THEM, AND AGREES TO BE BOUND BY THEIR TERMS AND CONDITIONS. FURTHER, LESSEE AND LESSOR AGREE THAT THIS AGREEMENT AND THE SCHEDULES DELIVERED IN CONNECTION HEREWITH FROM TIME TO TIME ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, SUPERSEDING ALL PROPOSALS OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Master Lease Agreement to be duly executed by their duly authorized officers as of this _28___ day of __March________, 1997.


                                        ABGENIX, INC.


                                        By: /s/ R. Scott Greer
                                            ------------------------------------
                                        Name: R. Scott Greer
                                        Title: President & CEO
                                        Federal Tax ID Number: 94-3248826



                                        TRANSAMERICA BUSINESS CREDIT CORPORATION


                                        By: /s/ Robert D. Pomeroy, Jr.
                                            ------------------------------------
                                        Name: Robert D. Pomeroy, Jr.
                                        Title: Executive Vice President

                       SCHEDULE TO MASTER LEASE AGREEMENT

                           Dated as of March 27, 1997

                                 Schedule No. 1


LESSOR NAME & MAILING ADDRESS           LESSEE NAME & MAILING ADDRESS
Transamerica Business Credit            Abgenix, Inc.
Corporation                             324 Lakeside Drive
Riverway II                             Foster City, California  94404
West Office Tower
9399 West Higgins Road
Rosemont, Illinois  60018

Equipment Location (if different than Lessee's address above):
7601 Dumbarton Cr. Fremont, California

This Schedule covers the following described equipment ("Equipment").

             See Exhibit II attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated March 27, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions and modifications. Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated as of March 7, 1997, between the Lessor and Lessee, if the Lessor has not received this Schedule executed by the Lessee within five business days from the date set forth above.


1. Term (Number of Months)                            48 months
2. Equipment Cost                                     $903,584.07
3. Commencement Date                                  March 31, 1997
4. Rate Factor                                        2.45784% of Equipment Cost
5. Total Rents
6. Advance Rents (first and last)                     $45,611.62
   Monthly rental payments including
   monthly  sales/use tax will be in the
   amount of $22,805.81
   and the second such rental payment
   will be due on                                     May 1, 1997
   and subsequent rental payments will
   be due on the same day of each month thereafter.

8. Security Deposit                                   $ None


9. In addition to the monthly rental
   payments provided for herein, Lessee shall
   pay to Lessor, as interim rent, payable on
   the commencement date specified above, an
   amount equal to 1/30th of the monthly rental
   payment (including monthly sales/use tax)
   multiplied by the number of days from and
   including the commencement date through the
   end of the same calendar month.                    $ 760.20


                          EQUIPMENT         MONTHLY       SALES TAX     TOTAL MONTHLY
                            COST            RENTAL         @ 8.25%         PAYMENT
                         -----------      ----------      ----------     ----------
Taxable                  $294,496.76       $7,238.26         $597.16      $7,835.42
Exempt                   $609,087.31      $14,970.39                     $14,970.39
                         -----------      ----------                     ---------
Total                    $903,584.07      $22,208.65                     $22,805.81
                         ===========      ==========                     ==========


Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

The Purchase Date shall be March 1, 2001. The Purchase Price shall be the Fair Market Value of the Equipment. Lessee and Lessor agree that the Fair Market Value of the Equipment on the Purchase Date shall be equal to 10% of the Equipment Cost.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 6% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be 10% of Equipment Cost.

In witness whereof, this Schedule is hereby executed and agreed to this 28th day of March 1997.

TRANSAMERICA BUSINESS CREDIT            ABGENIX, INC.
CORPORATION                             (Lessee)
(Lessor)


By: /s/ Robert D. Pomeroy, Jr.          By: /s/ R. Scott Greer
    ----------------------------------      ------------------------------------

Title: Executive Vice President         Title: CEO

                       SCHEDULE TO MASTER LEASE AGREEMENT

                           Dated as of April 24, 1997

                                 Schedule No. 2


LESSOR NAME & MAILING ADDRESS           LESSEE NAME & MAILING ADDRESS
Transamerica Business Credit            Abgenix, Inc.
Corporation                             324 Lakeside Drive
Riverway II                             Foster City, California  94404
West Office Tower
9399 West Higgins Road
Rosemont, Illinois  60018

Equipment Location (if different than Lessee's address above):
7601 Dumbarton Cr. Fremont, California

This Schedule covers the following described equipment ("Equipment").

       See Exhibit II and Rider I attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated March 27, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions and modifications. Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated as of March 7, 1997, between the Lessor and Lessee, if the Lessor has not received this Schedule executed by the Lessee within five business days from the date set forth above.


1. Term (Number of Months)                            48 months
2. Equipment Cost                                     $283,841.22
3. Commencement Date                                  April 30, 1997
4. Rate Factor                                        2.46741% of Equipment Cost
5. Total Rents                                        $336,169.44
6. Advance Rents (first and last)                     $ 14,007.06
   Monthly rental payments including
   monthly  sales/use tax will be in the
   amount of $7,003.53
   and the second such rental payment
   will be due on                                     June 1, 1997
   and subsequent rental payments will
   be due on the same day of each month thereafter.

8. Security Deposit                                   $ None


9. In addition to the monthly rental
   payments provided for herein, Lessee shall
   pay to Lessor, as interim rent, payable on
   the commencement date specified above, an
   amount equal to 1/30th of the monthly rental
   payment (including monthly sales/use tax)
   multiplied by the number of days from and
   including the commencement date through the
   end of the same calendar month.                    $   233.45


Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

The Purchase Date shall be April 1, 2001. The Purchase Price shall be the Fair Market Value of the Equipment. Lessee and Lessor agree that the Fair Market Value of the Equipment on the Purchase Date shall be equal to 10% of the Equipment Cost.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 6% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be 10% of Equipment Cost.

In witness whereof, this Schedule is hereby executed and agreed to this 30th day of April 1997.



TRANSAMERICA BUSINESS CREDIT            ABGENIX, INC.
CORPORATION                             (Lessee)
(Lessor)

By: /s/ Gary P. Moro                    By: [SIG]
    ---------------------------------       ------------------------------------

Title: Vice President                   Title: Assistant Treasurer

                       SCHEDULE TO MASTER LEASE AGREEMENT

                            Dated as of May 22, 1997

                                 Schedule No. 3


LESSOR NAME & MAILING ADDRESS           LESSEE NAME & MAILING ADDRESS
Transamerica Business Credit            Abgenix, Inc.
Corporation                             324 Lakeside Drive
Riverway II                             Foster City, California  94404
West Office Tower
9399 West Higgins Road
Rosemont, Illinois  60018

Equipment Location (if different than Lessee's address above):
7601 Dumbarton Cr. Fremont, California

This Schedule covers the following described equipment ("Equipment").

       See Exhibit II and Rider I attached hereto and made a part hereof.


The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated March 27, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions and modifications. Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated as of March 7, 1997, between the Lessor and Lessee, if the Lessor has not received this Schedule and Delivery and Acceptance Certificate executed by the Lessee within five business days from the date set forth above.


1. Term (Number of Months)                            48 months
2. Equipment Cost                                     $75,307.03
3. Commmencement Date                                 May 30, 1997
4. Rate Factor                                        2.45593% of Equipment Cost
5. Total Rents                                        $88,776.00
6. Advance Rents (first and last)                     $ 3,699.00
   Monthly rental payments including
   monthly  sales/use tax will be in the
   amount of $1,849.50
   and the second such rental payment
   will be due on                                     July 1, 1997
   and subsequent rental payments will
   be due on the same day of each month thereafter.


8. Security Deposit                                   N O N E

9. In addition to the monthly rental
   payments provided for herein, Lessee shall
   pay to Lessor, as interim rent, payable on
   the commencement date specified above, an
   amount equal to 1/30th of the monthly rental
   payment (including monthly sales/use tax)
   multiplied by the number of days from and
   including the commencement date through the
   end of the same calendar month.                    $     123.30



Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

The Purchase Date shall be May 1, 2001. The Purchase Price shall be the Fair Market Value of the Equipment. Lessee and Lessor agree that the Fair Market Value of the Equipment on the Purchase Date shall be equal to 10% of the Equipment Cost.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 6% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be 10% of Equipment Cost.

In witness whereof, this Schedule is hereby executed and agreed to this 27 day of May, 1997.



TRANSAMERICA BUSINESS CREDIT            ABGENIX, INC.
CORPORATION                            (Lessee)
(Lessor)

By:                                     By: [SIG]
   ----------------------------------       ------------------------------------

Title:                                  Title: Asst. Treasurer
       ------------------------------

                       SCHEDULE TO MASTER LEASE AGREEMENT

                            Dated as of June 23, 1997
                                 Schedule No. 4


LESSOR NAME & MAILING ADDRESS           LESSEE NAME & MAILING ADDRESS
Transamerica Business Credit            Abgenix, Inc.
Corporation                             324 Lakeside Drive
Riverway II                             Foster City, California  94404
West Office Tower
9399 West Higgins Road
Rosemont, Illinois  60018

Equipment Location (if different than Lessee's address above):

          7601 Dumbarton Circle, Fremont, California

This Schedule covers the following described equipment ("Equipment").

          See Exhibit II and Rider I attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated March 27, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions and modifications. Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated as of March 7, 1997, between the Lessor and Lessee, if the Lessor has not received this Schedule executed by the Lessee within five business days from the date set forth above.


1. Term (Number of Months)                            48 months
2. Equipment Cost                                     $382,650.00
3. Commencement Date                                  June 30, 1997
4. Rate Factor                                        2.4492% of Equipment Cost

1. Total Rents                                        $449,849.28
   Total sales/use tax                                $ 25,524.96    $475,374.24

2. Advance Rents (first and last)                     $ 18,743.72
   Sales/use tax for advance rent                     $  1,063.54    $ 19,807.26

3. Monthly rental payments                            $  9,371.86
   Monthly sales/use tax                              $    531.77    $  9,903.63

   and the second such rental payment
   will be due on                                     August 1, 1997
   and subsequent rental payments will
   be due on the same day of each month
   thereafter


4. Security Deposit                                   NONE

5. In addition to the monthly rental payments
   provided for herein, Lessee shall
   pay to Lessor, as interim rent,
   payable on the commencement date
   specified above, an amount equal
   to 1/30th of the monthly rental
   payment (including monthly sales/use
   tax) multiplied by the number of
   days from and including the commencement
   date through the end of the same calendar month.   $ 330.13


Summary of Rental Payment Calculations:

                                                                           TOTAL
                          EQUIPMENT         MONTHLY       SALES TAX       MONTHLY
EQUIPMENT                   COST            RENTAL         @ 8.25%        PAYMENT
---------                -----------       ---------       -------       ---------
Taxable                  $263,175.00       $6,445.68       $531.77       $6,977.45
Exempt                   $119,475.00       $2,926.18         n/a         $2,926.18
                         -----------       ---------       -------       ---------
Total                    $382,650.00       $9,371.86       $531.77       $9,903.63
                         ===========       =========       =======       =========


Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

The Purchase Date shall be June 1, 2001. The Purchase Price shall be the Fair Market Value of the Equipment. Lessee and Lessor agree that the Fair Market Value of the Equipment on the Purchase Date shall be equal to 10% of the Equipment Cost.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 6% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be 10% of Equipment Cost.

In witness whereof, this Schedule is hereby executed and agreed to this 30th day of June 1997.

TRANSAMERICA BUSINESS CREDIT            ABGENIX, INC.
CORPORATION                             (Lessee)
(Lessor)

By:                                     By:
    ---------------------------------       ------------------------------------

Title: ------------------------------   Title: CEO

                       SCHEDULE TO MASTER LEASE AGREEMENT

                            Dated as of July 23, 1997
                                 Schedule No. 5

LESSOR NAME & MAILING ADDRESS           LESSEE NAME & MAILING ADDRESS
Transamerica Business Credit            Abgenix, Inc.
Corporation                             324 Lakeside Drive
Riverway II                             Foster City, California  94404
West Office Tower
9399 West Higgins Road
Rosemont, Illinois  60018

Equipment Location (if different than Lessee's address above):

          7601 Dumbarton Circle, Fremont, California

This Schedule covers the following described equipment ("Equipment").

          See Exhibit II and Rider I attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated March 27, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions and modifications. Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated as of March 7, 1997, between the Lessor and Lessee, if the Lessor has not received this Schedule executed by the Lessee within five business days from the date set forth above.


1. Term (Number of Months)                            48 months
2. Equipment Cost                                     $ 52,120.35
3. Commencement Date                                  July 31, 1997
4. Rate Factor                                        2.4490% of Equipment Cost

5. Total Rents                                        $61,268.64
   Total sales/use tax                                $ 3,792.96     $ 65,061.60

6. Advance Rents (first and last)                     $ 2,552.86
   Sales/use tax for advance rent                     $   158.04     $  2,710.90

7. Monthly rental payments                            $  1,276.43
   Monthly sales/use tax                              $     79.02    $  1,355.45

   and the second such rental payment
   will be due on                                     September 1, 1997
   and subsequent rental payments will
   be due on the same day of each month thereafter


8. Security Deposit                                   NONE

9. In addition to the monthly rental payments
   provided for herein, Lessee shall pay to
   Lessor, as interim rent, payable on the
   commencement date specified above, an amount
   equal to 1/30th of the monthly rental payment
   (including monthly sales/use tax) multiplied by
   the number of days from and including the
   commencement date through the end of the same
   calendar month.                                    $ 45.18


Summary of Rental Payment Calculations:

                                                                            TOTAL
                             EQUIPMENT        MONTHLY       SALES TAX      MONTHLY
EQUIPMENT                      COST            RENTAL        @ 8.25%       PAYMENT
                            -----------      ---------       ------       ---------
Taxable                     $39,108.43         $957.77       $79.02       $1,036.79
Exempt                      $13,011.93         $318.66         n/a          $318.66
                            -----------      ---------       ------       ---------
Total                       $52,120.365      $1,276.43       $79.02       $1,355.45
                            ===========      =========       ======       =========


Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

The Purchase Date shall be July 1, 2001. The Purchase Price shall be the Fair Market Value of the Equipment. Lessee and Lessor agree that the Fair Market Value of the Equipment on the Purchase Date shall be equal to 10% of the Equipment Cost.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 6% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be 10% of Equipment Cost.

In witness whereof, this Schedule is hereby executed and agreed to this 31st day of July 1997.

TRANSAMERICA BUSINESS CREDIT            ABGENIX, INC.
CORPORATION                             (Lessee)
(Lessor)

By:                                     By:
    ---------------------------------       ------------------------------------

Title: ------------------------------   Title: ---------------------------------

                       SCHEDULE TO MASTER LEASE AGREEMENT

                           Dated as of August 25, 1997
                                 Schedule No. 6

LESSOR NAME & MAILING ADDRESS                   LESSEE NAME & MAILING ADDRESS
Transamerica Business Credit Corporation        Abgenix, Inc.
Riverway II                                     324 Lakeside Drive
West Office Tower                               Foster City, California  94404
9399 West Higgins Road
Rosemont, Illinois  60018

Equipment Location (if different than Lessee's address above):

           7601 Dumbarton Circle, Fremont, California

This Schedule covers the following described equipment ("Equipment").

           See Exhibit II and Rider I attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated March 27, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions and modifications. Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated as of March 7, 1997, between the Lessor and Lessee, if the Lessor has not received this Schedule executed by the Lessee within five business days from the date set forth above.


1.      Term (Number of Months)                                       48 months
2.      Equipment Cost                                                $ 82,140.56
3.      Commencement Date                                             September 1, 1997
4.      Rate Factor                                                   2.44590% of Equipment Cost

5.      Total Rents                               $96,436.80
        Total sales/use tax                       $ 1,987.68          $ 98,424.48

6.      Advance Rents (first and last)            $  4,018.20
        Sales/use tax for advance rent            $     82.82         $  4,101.02

7.      Monthly rental payments                   $  2,009.10
        Monthly sales/use tax                     $     41.41         $  2,050.51

        and the second such rental payment
        will be due on                                                October 1, 1997
        and subsequent rental payments will
        be due on the same day of each month
        thereafter

8.      Security Deposit                                              NONE

9.      In addition to the monthly rental
        payments provided for herein, Lessee
        shall

        pay to Lessor, as interim rent, payable
        on the commencement date specified
        above, an amount equal to 1/30th of the
        monthly rental payment (including
        monthly sales/use tax) multiplied by the
        number of days from and including the
        commencement date through the end of the
        same calendar month.                                          NONE


Summary of Rental Payment Calculations:

            ----------------------------------------------------------------------------------------------
                 EQUIPMENT                  EQUIPMENT          MONTHLY         SALES TAX     TOTAL MONTHLY
                                               COST             RENTAL          @ 8.25%         PAYMENT
            ----------------------------------------------------------------------------------------------
                  Taxable                 $   20,518.43      $     501.88      $   41.41      $     543.29
            ----------------------------------------------------------------------------------------------
                   Exempt                 $   61,622.13      $   1,507.22      n/a            $   1,507.22
            ----------------------------------------------------------------------------------------------
                   Total                  $   82,140.56      $   2,009.10      $   41.41      $   2,050.51
            ----------------------------------------------------------------------------------------------

Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

The Purchase Date shall be August 1, 2001. The Purchase Price shall be the Fair Market Value of the Equipment. Lessee and Lessor agree that the Fair Market Value of the Equipment on the Purchase Date shall be equal to 10% of the Equipment Cost.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 6% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be 10% of Equipment Cost.

In witness whereof, this Schedule is hereby executed and agreed to this 1st day of September, 1997.




TRANSAMERICA BUSINESS CREDIT                  ABGENIX, INC.
 CORPORATION                                  (Lessee)
(Lessor)

By:  /s/ Meg Lengson                          By:  /s/ Kurt Leutzinger
   ------------------------------                ------------------------------

Title: Meg Lengson                            Title: Chief Finacial Officer
      ---------------------------                   ---------------------------
       Assistant Vice President

                       SCHEDULE TO MASTER LEASE AGREEMENT

                         Dated as of September 24, 1997
                                 Schedule No. 7

LESSOR NAME & MAILING ADDRESS                    LESSEE NAME & MAILING ADDRESS
Transamerica Business Credit Corporation         Abgenix, Inc.
Riverway II                                      324 Lakeside Drive
West Office Tower                                Foster City, California  94404
9399 West Higgins Road
Rosemont, Illinois  6001

Equipment Location (if different than Lessee's address above):

           7601 Dumbarton Circle, Fremont, California

This Schedule covers the following described equipment ("Equipment").

           See Exhibit II and Rider I attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated March 27, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions and modifications. Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated as of March 7, 1997, between the Lessor and Lessee, if the Lessor has not received this Schedule executed by the Lessee within five business days from the date set forth above.

1.      Term (Number of Months)                                       48 months
2.      Equipment Cost                                                $ 33,335.03
3.      Commencement Date                                             September 30, 1997
4.      Rate Factor                                                   2.44590% of Equipment Cost

5.      Total Rents                               $ 39,136.80
                                                                      $39,136.80

6.      Advance Rents (first and last)            $  1,630.70

7.      Monthly rental payments                   $  1,630.70


        and the second such rental payment
        will be due on                                                November 1, 1997
        and subsequent rental payments will
        be due on the same day of each month
        thereafter

8.      Security Deposit                                              NONE

9.      In addition to the monthly rental
        payments provided for herein, Lessee
        shall pay to Lessor, as interim rent,
        payable on the commencement date
        specified above, an amount equal to
        1/30th of the monthly rental payment
        (including monthly sales/use tax)
        multiplied by the number of days from
        and including the commencement date
        through the end of the same calendar
        month.                                                        $     27.20

Summary of Rental Payment Calculations:

Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

The Purchase Date shall be September 1, 2001. The Purchase Price shall be the Fair Market Value of the Equipment. Lessee and Lessor agree that the Fair Market Value of the Equipment on the Purchase Date shall be equal to 10% of the Equipment Cost.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 6% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be 10% of Equipment Cost.

In witness whereof, this Schedule is hereby executed and agreed to this 30th day of September, 1997.




TRANSAMERICA BUSINESS CREDIT                      ABGENIX, INC.
 CORPORATION                                      (Lessee)
(Lessor)




By: /s/ Gary P. Moro                              By: /s/ Kurt Leutzinger
   --------------------------                        --------------------------

Title: Vice President                             Title: CFO
      -----------------------                           -----------------------

                       SCHEDULE TO MASTER LEASE AGREEMENT

                          Dated as of October 28, 1997
                                 Schedule No. 8

LESSOR NAME & MAILING ADDRESS                    LESSEE NAME & MAILING ADDRESS
Transamerica Business Credit Corporation         Abgenix, Inc.
Riverway II                                      7601 Dumbarton Circle
West Office Tower                                Fremont, CA  94555
9399 West Higgins Road
Rosemont, Illinois  60018

Equipment Location (if different than Lessee's address above):

           7601 Dumbarton Circle, Fremont, California

This Schedule covers the following described equipment ("Equipment").

           See Exhibit II and Rider I attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated March 27, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions and modifications. Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated as of March 7, 1997, between the Lessor and Lessee, if the Lessor has not received this Schedule executed by the Lessee within five business days from the date set forth above.


1.      Term (Number of Months)                                       48 months
2.      Equipment Cost                                                $143,465.56
3.      Commencement Date                                             October 31, 1997
4.      Rate Factor                                                   2.44590% of Equipment Cost

5.      Total Rents                               $ 168,432.96
        Total sales/use tax                       $  11,674.08        $180,107.04

6.      Advance Rents (first and last)            $   7,018.04
        Sales/use tax for advance rent            $     486.42        $  7,504.46

7.      Monthly rental payments                   $   3,509.02
        Monthly sales/use tax                     $     243.21        $  3,752.23

        and the second such rental payment
        will be due on                                                December 1, 1997
        and subsequent rental payments will
        be due on the same day of each month
        thereafter

8.      Security Deposit                                              NONE

9.      In addition to the monthly rental
        payments provided for herein, Lessee
        shall pay to Lessor, as interim rent,
        payable on the commencement date
        specified above, an amount equal to
        1/30th of the monthly rental payment
        (including monthly sales/use tax)
        multiplied by the number of days from
        and including the commencement date
        through the end of the same calendar
        month.                                                        $     125.07

Summary of Rental Payment Calculations:

                 -------------------------------------------------------------------------------------------
                 EQUIPMENT                   EQUIPMENT       MONTHLY RENTAL     SALES TAX      TOTAL MONTHLY
                                                COST                            @ 8.25%           PAYMENT
                 -------------------------------------------------------------------------------------------
                   Exempt                 $    22,938.79      $     561.06      n/a             $     561.06
                 -------------------------------------------------------------------------------------------
                   Taxable                $   120,526.77      $   2,947.96      $   243.21      $   3,191.17
                 -------------------------------------------------------------------------------------------
                   Total                  $   143,465.56      $   3,509.02      $   243.21      $   3,752.23
                 -------------------------------------------------------------------------------------------


Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

The Purchase Date shall be October 1, 2001. The Purchase Price shall be the Fair Market Value of the Equipment. Lessee and Lessor agree that the Fair Market Value of the Equipment on the Purchase Date shall be equal to 10% of the Equipment Cost.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 6% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be 10% of Equipment Cost.

In witness whereof, this Schedule is hereby executed and agreed to this 31st day of October 1997.




TRANSAMERICA BUSINESS CREDIT                      ABGENIX, INC.
 CORPORATION                                      (Lessee)
(Lessor)

By: /s/ Gary P.  Moro                             By: /s/ Kurt Leutzinger
   --------------------------                        --------------------------

Title: Gary P.  Moro                              Title: CFO
      -----------------------                           -----------------------
       Vice President




                                       2